Exhibit 25.1

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                         Statement of Eligibility Under
                The Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee
                              --------------------

                         U.S. BANK NATIONAL ASSOCIATION
                         ------------------------------
               (Exact name of trustee as specified in its charter)

                                   31-0841368
                                   ----------
                      (I.R.S. Employer Identification No.)

             225 South Sixth
             Minneapolis, MN                               55402
 ---------------------------------------                 ----------
 (Address of principal executive offices)                (Zip code)

                                  Thomas Zrust
                         U.S. Bank National Association
                          1420 Fifth Avenue, 7th Floor
                                Seattle, WA 98101
                             Telephone 206-344-4687
                             ----------------------
           (Name, address, and telephone number of agent for service)
           ----------------------------------------------------------

                       Chugach Electric Association, Inc.
                       ----------------------------------
               (Exact name of obligor as specified in its charter)

         Alaska                                        92-0014224
 ------------------------------            -----------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


            5601 Minnesota Dr.
              Anchorage,AK                                 99519
 ---------------------------------------                 ----------
 (Address of principal executive offices)                (Zip code)

                   New Bonds, 2002 Series A and 2002 Series B
                       (Title of the indenture securities)


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1.       General Information.  Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington D.C. 20521

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

2. Affiliations with Obligor and Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

         No such affiliation exists with the Trustee, U.S. Bank National Association.

         Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. List of Exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       Articles of Association of U.S. Bank National Association.(1)

         2. Certificate of Authority of U.S. Bank National Association to Commence Business.(1)

         3. Authorization of the trustee to exercise corporate trust powers.(1)

         4.       Bylaws of U.S. Bank National Association.(1)

         5.       Not Applicable.

         6.       Consents of U.S. Bank National Association required by
                  Section 321(b) of the Act.(2)

         7.       Latest Report of Condition of U.S. Bank National
                  Association.(3)
         ---------------------------
         (1) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-67188.
         (2)      Attached.
         (3) Incorporated by reference to registration statement number 22-22451.

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                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. Bank National Association, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle, and State of Washington, on the

                                            U.S. BANK NATIONAL ASSOCIATION


                                           By   /s/ R B Colwell Jr.
                                             -----------------------------
                                                    R. Bruce Colwell Jr.
                                                    Vice President


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                                    Exhibit 6


                             CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Chugach Electric Association, Inc. , we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                    U.S. BANK NATIONAL ASSOCIATION


                                    By   /s/ R B Colwell Jr.
                                        --------------------------------------
                                             R. Bruce Colwell Jr
                                             Vice President

Dated:  December 20, 2001